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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 26, 2006


                                SPIRE CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


        Massachusetts                  0-12742                04-2457335
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(State or Other Jurisdiction        (Commission              (IRS Employer
      of Incorporation)             File Number)           Identification No.)


One Patriots Park, Bedford, Massachusetts                      01730-2396
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(Address of Principal Executive Offices)                       (Zip Code)

                                 (781) 275-6000
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              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

     On April 26, 2006, Spire Corporation (the "Company") entered into Stock Purchase Agreements (the "Agreements") with two accredited institutional investors (the "Investors") in connection with the private placement of 941,176 shares of the Company's Common Stock at a purchase price of $8.50 per share (the "Private Placement"). The Investors were Federated Kaufmann Small Cap Fund, a portfolio of Federated Equity Funds, and American Skandia Trust, Federated Aggressive Growth Portfolio.

     On April 28, 2006, the Company completed the Private Placement. The net proceeds of the sale were approximately $7.7 million after deducting placement fees and other closing costs.

     Under the terms of the Agreements, within 30 days following the closing of the Private Placement, the Company is obligated to file a registration statement on Form S-3 with the Securities and Exchange Commission (the "SEC") registering the resale of the shares of Common Stock sold. The Company is also obligated to use its best efforts to cause such registration statement to be declared effective by the SEC within 90 days following the closing date. Failure to meet these deadlines could result in the Company being obligated to pay certain liquidated damages to the Investors.

     The shares of Common Stock sold in the Private Placement have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws and may not be offered or sold in the United States or any state absent registration or an applicable exemption from registration requirements. These shares were issued in a transaction exempt from registration under the Securities Act pursuant to Section 4(2) thereof and Regulation D promulgated thereunder.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (D) EXHIBITS

         Exhibit No.                        Description
         -----------  ----------------------------------------------------------
            99.1 Stock Purchase Agreement, dated as of April 26, 2006, between the Company and Federated Kaufmann Small Cap Fund, a portfolio of Federated Equity Funds.

            99.2 Stock Purchase Agreement, dated as of April 26, 2006, between the Company and American Skandia Trust, Federated Aggressive Growth Portfolio.

            99.3      Press Release of the Company dated April 28, 2006.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SPIRE CORPORATION

Date: May 1, 2006                           By: /s/ James F. Parslow
                                                -----------------------------
                                                James F. Parslow
                                                Chief Financial Officer






























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                                  EXHIBIT INDEX


         Exhibit No.                        Description
         -----------  ----------------------------------------------------------
            99.1 Stock Purchase Agreement, dated as of April 26, 2006, between the Company and Federated Kaufmann Small Cap Fund, a portfolio of Federated Equity Funds.

            99.2 Stock Purchase Agreement, dated as of April 26, 2006, between the Company and American Skandia Trust, Federated Aggressive Growth Portfolio.

            99.3      Press Release of the Company dated April 28, 2006.